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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  January 31, 1997

                            ARGYLE TELEVISION, INC.

            (Exact name of registrant as specified in its charter)



         DELAWARE                   0-27000                     74-2717523
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)            Identification Number)


            200 Concord Plaza, Suite 700, San Antonio, Texas  78216
                   (Address of principal executive offices)


                                (210) 828-1700
                         (Registrant's Telephone No.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

          On January 31, 1997, the Company completed its exchange with Gannett Co., Inc. ("Gannett") of the Company's WZZM-TV, the ABC affiliate in Grand Rapids, Michigan, and WGRZ-TV, the NBC affiliate in Buffalo, New York, for Gannett's WLWT-TV, the NBC affiliate in Cincinnati, Ohio ("WLWT"), and KOCO-TV, the ABC affiliate in Oklahoma City, Oklahoma ("KOCO"). As part of that exchange, the Company also paid Gannett $20 million.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          a.   Financial Statements.
               --------------------

               It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required with respect to the acquisition by the Company of WLWT and KOCO. Such financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

          b.   Pro Forma Financial Information.
               -------------------------------

               See Item 7(a) above.

          c.   Exhibits.
               --------

               10.1 Asset Exchange Agreement, by and among Combined Communications Corporation of Oklahoma, Inc., Multimedia Entertainment, Inc., WZZM Argyle Television, Inc., Grand Rapids Argyle Television, Inc., WGRZ Argyle Television, Inc. and Buffalo Argyle Television, Inc. dated November 20, 1996 (the "Exchange Agreement") incorporated by reference to Exhibit 10.1 filed with the Company's Form 8-K dated November 20, 1996.

               10.2 Amendment No. 1 to the Exchange Agreement dated as of January 28, 1997.

               20    Press Release issued January 31, 1997.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARGYLE TELEVISION, INC.


Dated:  February 14, 1997       By: /s/ Dean H. Blythe
                                   ---------------------------------------------
                                         Dean H. Blythe, Vice President,
                                         Secretary and General Counsel


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                                 EXHIBIT INDEX


 Exhibit
 Number                           Description                               Page
---------                         -----------                               ----

  10.1 Asset Exchange Agreement, by and among Combined Communications Corporation of Oklahoma, Inc., Multimedia Entertainment, Inc., WZZM Argyle Television, Inc., Grand Rapids Argyle Television, Inc., WGRZ Argyle Television, Inc. and Buffalo Argyle Television, Inc. dated November 20, 1996 (the "Exchange Agreement") incorporated by reference to Exhibit 10.1 filed with the Company's Form 8-K dated November 20, 1996.

  10.2     Amendment No. 1 to the Exchange Agreement dated as of January 28,
           1997.

  20       Press Release issued January 31, 1997.